Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2019	Dec. 31, 2018
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
In order to determine the quarterly provision for income taxes, the Company uses an estimated annual effective tax rate, which is based on expected annual income and statutory tax rates in the various jurisdictions in which the Company operates. Certain significant or unusual items are separately recognized in the quarter during which they occur and can be a source of variability in the effective tax rates from quarter to quarter.
The Company’s effective income tax benefit rate for the three months ended March 31, 2019 and 2018 was approximately 0.34% and 0.51%, respectively. Income tax expense for the three months ended March 31, 2019 was affected by year to date projected loss in Canada and estimated minimum state taxes in the US. Both the 2019 and 2018 effective tax rates differ from the statutory rate primarily due to the combination of not benefiting from expected pre-tax US losses, a result of changes to the valuation allowance, and recognizing current state income tax expense for minimum state taxes.
Significant judgment is required in determining the Company’s provision for income taxes, recording valuation allowances against deferred tax assets, and evaluating the Company’s uncertain tax positions. In evaluating the ability to realize its deferred tax assets, in full or in part, the Company considers all available positive and negative evidence, including past operating results, forecasted future earnings, and prudent and feasible tax planning strategies. Due to historical net losses incurred and the uncertainty of realizing the deferred tax assets, for all the periods presented, the Company has maintained a domestic valuation allowance against the deferred tax assets that remain after offset by domestic deferred tax liabilities, and the company currently anticipates recording a valuation allowance against net foreign deferred tax assets by the end of the current year.

Income Taxes
The Company files a consolidated federal income tax return with its wholly-owned subsidiaries.
The income tax (benefit) expense consisted of the following (in thousands):

	Year ended December 31,
	2018	2017	2016
Current income tax:
Federal	$—	$—	$—
State	512	151	545
Foreign	(52)	(24)	95
Total	460	127	640
Deferred income tax:
Federal	—	(326)	—
State	—	(53)	—
Foreign	(2,071)	1,330	(573)
Total	(2,071)	951	(573)
Income tax (benefit) expense	$(1,611)	$1,078	$67

The following reconciles the tax expense computed at the statutory federal rate and the Company’s tax expense (in thousands):

	Year ended December 31,
	2018	2017	2016
Computed expected tax expense	$(98,598)	$(139,100)	$(93,770)
State income taxes, net of federal tax effect	404	65	360
Foreign income taxes	(690)	(299)	(949)
Other reconciling items	—	(344)	666
Permanent differences	4,406	2,008	1,688
Effect of Federal law change	—	166,876	—
Change in valuation allowance	92,867	(28,128)	92,072
Income tax (benefit) expense	$(1,611)	$1,078	$67

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities were as follows (in thousands)

	December 31,
	2018	2017
Gross deferred tax assets:
Net operating loss carryforwards	$591,244	$591,619
Deferred subscriber income	113,103	72,389
Interest expense limitation	56,381	—
Accrued expenses and allowances	18,766	17,633
Purchased intangibles and deferred financing costs	17,788	15,191
Inventory reserves	4,688	6,662
Property and equipment	—	1,176
Research and development credits	41	41
Valuation allowance	(467,705)	(304,509)
Total	334,306	400,202
Gross deferred tax liabilities:
Deferred capitalized contract costs	(332,547)	(408,610)
Property and equipment	(2,242)	—
Prepaid expenses	(613)	(633)
Total	(335,402)	(409,243)
Net deferred tax liabilities	$(1,096)	$(9,041)

The Company had net operating loss carryforwards as follows (in thousands):

	December 31,
	2018	2017
Net operating loss carryforwards:
Federal	$2,405,380	$2,355,153
States	1,656,333	1,715,004
Canada	19,753	27,326
Total	$4,081,466	$4,097,483

U.S. federal net operating loss carryforwards will begin to expire in 2026, if not used. State net operating loss carryforwards expire over different periods and some have already begun to expire. The Company had United States research and development credits of approximately $41,000 at December 31, 2018, and December 31, 2017, which begin to expire in 2030.
Canadian net operating loss carryforwards will begin to expire in 2029.
Realization of the Company’s federal and state net operating loss carryforwards and tax credits is dependent on generating sufficient taxable income prior to their expiration. Although a portion of these net operating loss carryforwards are subject to the provisions of Internal Revenue Code Section 382, the Company has not performed a formal study to determine the amount of any limitation. The use of the net operating loss carryforwards may have additional limitations resulting from future ownership changes or other factors under Section 382 of the Internal Revenue Code.
In December 2017, the SEC issued Staff Accounting Bulletin No. 118, Income Tax Accounting Implications of the Tax Cuts and Jobs Act (“SAB 118”), which provides guidance on accounting for the tax effects of Tax Reform. SAB 118 provides a measurement period that should not extend beyond one year from the enactment date for companies to complete the accounting relating to Tax Reform under ASC Topic 740. In accordance with SAB 118, to the extent that a company’s accounting for certain income tax effects of Tax Reform is incomplete, but it is able to determine a reasonable estimate, the company should report a provisional estimate in its financial statements. Where a reasonable estimate cannot be determined, a company should continue to apply ASC Topic 740 based on the provisions of the tax laws that were in effect immediately before the enactment of Tax Reform.
The SAB 118 period has closed and, based on its analysis of Tax Reform, the Company did not change its recorded provisional tax expense of $166.9 million for the year ended December 31, 2017, resulting from the remeasurement of its deferred tax balances due to the reduction in the U.S. corporate income tax rate from 35% to 21%. This expense was offset by a corresponding change in the valuation allowance, resulting in no change in net tax expense or benefit.
Additionally, the Company's analysis of the new requirement that certain income (i.e., GILTI) earned by foreign subsidiaries must be included currently in the gross income of the U.S. resulted in an inclusion amount of approximately $7.7 million in 2018. The Company has elected to treat taxes due on future inclusions in U.S. taxable income related to GILTI as a current-period expense when incurred.
At December 31, 2018 and 2017, the Company recorded a valuation allowance against its U.S. federal and state net deferred tax assets as it believes it is more likely than not that these benefits will not be realized. Significant judgment is required in determining the Company’s provision for income taxes, recording valuation allowances against net deferred tax assets and evaluating the Company’s uncertain tax positions. The Company has considered and weighed the available evidence, both positive and negative, to determine whether it is more likely than not that some portion, or all, of the deferred tax assets will not be realized. Based on available information, management does not believe it is more likely than not that all of its deferred tax assets will be utilized. The Company recorded a valuation allowance for U.S. net deferred tax assets of approximately $467.7 million and $304.5 million at December 31, 2018 and 2017, respectively.

As of December 31, 2018, the Company's income tax returns for the tax years 2014 and later, remain subject to examination by the Internal Revenue Service and various state taxing authorities.